EXHIBIT 99.3

           HALOZYME UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Effective March 11, 2004, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated January 28, 2004, among privately held DeliaTroph Pharmaceuticals, Inc. dba Hyalozyme Therapeutics, Inc. ("Halozyme"), Global Yacht Services, Inc. ("Global"), a publicly traded Nevada corporation and Hyalozyme Acquisition Corporation ("Merger Sub"), a wholly owned subsidiary of Global, the Merger Sub merged with and into Halozyme, with Halozyme remaining as the surviving corporation (the "Merger"). The pro forma adjustments on the following unaudited pro forma combined financial statements have been prepared to illustrate the estimated effect of the acquisition.

The unaudited pro forma combined balance sheet as of December 31, 2003, gives effect to the Halozyme acquisition as if it were completed on that date.

The unaudited pro forma combined statements of operations for the year ended December 31, 2003, illustrate the effect of the acquisition of Halozyme as if it had occurred on January 1, 2003, and includes the historical audited statement of operation for Halozyme for the year ended December 31, 2003, combined with Global's audited consolidated statement of operation for the year ended December 31, 2003.

The pro forma combined financial statements should be read in conjunction with the separate historical and pro forma consolidated financial statements and the notes thereto of Global contained in the 2003 Annual Report on Form 10-KSB filed on March 30, 2004.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had occurred as of the date or during the period presented nor is it necessarily indicative of future operating results or financial positions.


HALOZYME THERAPEUTICS, INC.
AND GLOBAL YACHT SERVICES, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------

                                                               HISTORICAL     HISTORICAL       PRO FORMA      PRO FORMA
                                                                HALOZYME        GLOBAL        ADJUSTMENTS      COMBINED
                                                                  2003           2003            2003            2003
                                                              -----------    -----------     -----------     -----------

ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                       $ 503,580       $ 47,517       $ (47,517)(C)   $ 503,580
                                                              -----------    -----------     -----------     -----------
      Total Current Assets                                        503,580         47,517         (47,517)        503,580

PROPERTY AND EQUIPMENT - Net                                      130,904              -               -         130,904

OTHER ASSETS                                                       12,763              -               -          12,763
                                                              -----------    -----------     -----------     -----------
                                                                                                                       -
      Total Assets                                              $ 647,247       $ 47,517       $ (47,517)      $ 647,247
                                                              ============   ============    ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                                $ 223,278       $ 32,701        $ 67,299 (b)   $ 323,278
Accrued expenses                                                   50,162          4,752          (4,752)(b)      50,162
                                                              -----------    -----------     -----------     -----------
      Total Current Liabilities                                   273,440         37,453          62,547         373,440

COMMITMENTS AND CONTINGENCIES:                                          -              -               -               -

SHAREHOLDERS' EQUITY:
Series C convertible preferred stock                            1,004,486              -      (1,004,486)(d)           -
Common stock                                                    3,349,826          8,196      (3,342,069)(d)      15,953
Additional paid-in-capital                                              -        185,874       4,152,485 (d)   4,338,359
Accumulated deficit                                                             (184,006)        184,006 (d)           -
Deficits accumulated during the development stage              (3,980,505)             -        (100,000)(b)  (4,080,505)
                                                              -----------    -----------     -----------     -----------
                                                                                                                       -
      Total Shareholders' Equity                                  373,807         10,064        (110,064)        273,807
                                                              -----------    -----------     -----------     -----------
                                                                                                                       -
      Total Liabilities and Shareholders' Equity                $ 647,247       $ 47,517       $ (47,517)      $ 647,247
                                                              ===========    ===========     ===========     ===========


HALOZYME THERAPEUTICS, INC.
AND GLOBAL YACHT SERVICES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------

                                                              HISTORICAL      HISTORICAL      PRO FORMA      PRO FORMA
                                                               HALOZYME         GLOBAL       ADJUSTMENTS      COMBINED
                                                                 2003            2003           2003            2003
                                                              -----------    -----------     -----------     -----------

REVENUES:                                                     $         -       $ 25,705      $  (25,705)(a) $         -

COST OF REVENUES:                                                       -         27,003         (27,003)(a)           -
                                                              -----------    -----------     -----------     -----------

GROSS PROFIT (LOSS)                                                     -         (1,298)          1,298               -

EXPENSES:
Research and development                                        1,145,420              -               -       1,145,420
General and administrative                                        577,252         77,793          22,207(b)      677,252
                                                              -----------    -----------     -----------     -----------

OPERATING LOSS                                                 (1,722,672)       (79,091)        (20,909)    (1,822,672)

Other income (expense)
       Interest expense                                          (394,439)             -               -       (394,439)
       Other, net                                                   2,086              -               -           2,086
                                                              -----------    -----------     -----------     -----------

         Other income (expense)                                  (392,353)             -               -        (392,353)


LOSS BEFORE INCOME TAXES                                       (2,115,025)       (79,091)        (20,909)     (2,215,025)

Income tax expense                                                      -              -               -               -
                                                              -----------    -----------     -----------     -----------

NET LOSS                                                      $(2,115,025)   $   (79,091)    $   (20,909)    $(2,215,025)
                                                              ===========    ===========     ===========     ===========


Net loss per share, basic and diluted                         $     (0.31)   $     (0.01)                        $ (0.27)
                                                              ===========    ===========                     ===========

Shares used in computing net loss per share,
       basic and diluted                                        6,826,109      8,196,362                       8,196,362
                                                              ===========    ===========                     ===========

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       BASIS OF PRESENTATION

The unaudited pro forma combined financial statements of Halozyme have been prepared assuming the Merger has been treated as a recapitalization of Halozyme. Accordingly, the combined financial statements reflect the historical activity of Halozyme and the capital structure of Global. The pro forma adjustments are based on management's estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition. The unaudited pro forma combined balance sheet as of December 31, 2003, gives effect to the Halozyme acquisition as if it was completed on that date.

The unaudited pro forma combined statements of operations for the year ended December 31, 2003, illustrate the effect of the acquisition of Halozyme as if it had occurred on January 1, 2003, and includes the historical audited statement of operation for Halozyme for the year ended December 31, 2003, combined with Global's unaudited pro forma combined statement of operation for the year ended December 31, 2003, which gives effect to the acquisition of Halozyme as of March 11, 2004, as if the acquisition were completed on January 1, 2003.

2.       PRO FORMA ADJUSTMENTS AND ASSUMPTIONS FOR HALOZYME

Effective March 11, 2004, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated January 28, 2004, among privately held DeliaTroph Pharmaceuticals, Inc. dba Hyalozyme Therapeutics, Inc. ("Halozyme"), Global Yacht Services, Inc., ("Global") a publicly traded Nevada corporation and Hyalozyme Acquisition Corporation ("Merger Sub"), a wholly owned subsidiary of Global, the Merger Sub merged with and into Halozyme, with Halozyme the survivor for accounting purposes.

(a)   Adjustments to Revenues and Expenses

      Eliminates historical activity of Global.

(b)   Adjustments to Expense

      Eliminates the historical expenses of Global and adds estimated expenses related to being a public company.

(c)   Adjustments to Cash

      Eliminates historical activity of Global.

(d)   Adjustments to Equity

      Adjustments to reflect the capital structure of Global.


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